TIP FUNDS

                TURNER ULTRA LARGE CAP GROWTH FUND
                    TURNER GROWTH EQUITY FUND
                    TURNER MIDCAP GROWTH FUND
                  TURNER SMALL CAP GROWTH FUND

                  SUPPLEMENT DATED JUNE 4, 1998
             TO THE PROSPECTUS DATED JANUARY 31, 1998

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS, AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

Under the heading "The Adviser" on page 15 of the prospectus, paragraphs 4, 5, 6 and 7 have been deleted and replaced with the following:

     The Ultra Large Cap Growth Fund and Growth Equity Fund are managed by a committee comprised of Robert Turner, John Hammerschmidt and Mark Turner. The Midcap Growth Fund is managed by a committee comprised of Bill McVail, Robert Turner and Chris McHugh. The Small Cap Growth Fund is managed by a committee comprised of Bill McVail, Frank Sustersic and Chris McHugh. The background of each committee member is set forth below.

     Robert E. Turner is a member of the committees which manage the Ultra Large Cap Growth, Growth Equity and Midcap Growth Funds, as set forth above. Mr. Turner, CFA, Chairman and Chief Investment Officer of the Adviser, has been the lead manager of the Growth Equity Fund since its inception and is a co-manager of the Ultra Large Cap Growth Fund and Midcap Growth Fund. Mr. Turner founded Turner Investment Partners, Inc. in 1990. Prior to 1990, he was Senior Investment Manager with Meridan Investment Company. He has 16 years of investment experience.

     John Hammerschmidt is a member of the committee which manages the Ultra Large Cap Growth and Growth Equity Funds, as set forth above. Mr. Hammerschmidt, Senior Equity Portfolio Manager of the Adviser, is lead manager of the Ultra Large Cap Growth Fund and co-manager of the Growth Equity Fund. Mr. Hammerschmidt joined the Adviser in 1992. Prior to 1992, he was a Vice President in Government Securities Trading at S.G. Warburg. He has 14 years of investment experience.

     Mark Turner is a member of the committee which manages the Ultra Large Cap Growth and Growth Equity Funds, as set forth above. Mr. Turner, President of the Adviser, is co-manager of the Growth Equity Fund and Ultra Large Cap Growth Fund. Mr. Turner founded Turner Investment Partners, Inc. in 1990. Prior to 1990, he was Vice President and Senior Portfolio Manager with First Maryland Asset Management. He has 15 years of investment experience.

     Christopher K. McHugh is a member of the committees which manage the Midcap Growth and Small Cap Growth Funds, as set forth above. Mr. McHugh, Equity Portfolio Manager of the Adviser, is the lead manager of the Midcap Growth Fund and co-manager of the Small Cap Growth Fund. Mr. McHugh joined the Adviser in 1990. Prior to 1990, he was a Performance Specialist with Provident Capital Management. He has 11 years of investment experience.

     Bill McVail is a member of the committees which manage the Midcap Growth and Small Cap Growth Funds, as set forth above. Mr. McVail, Senior Equity Portfolio Manager of the Adviser, is the lead manager of the Small Cap Growth Fund and co-manager of the Midcap Growth Fund. Mr. McVail joined the Adviser in 1998. Prior to 1998, he was Portfolio Manager at PNC Equity Advisers. He has 11 years of investment experience.

     Frank L. Sustersic is a member of the committee which manages the Small Cap Growth Fund. Mr. Sustersic, CFA, a Senior Security Analyst and Equity Portfolio Manager of the Adviser, is co-manager of the Small Cap Growth Fund. Mr. Sustersic joined the Adviser in 1994. Prior to 1994, he was Investment Officer/Fund Manager with First Fidelity Bank Corporation. He has eight years of investment experience.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE